UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2005

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HILB ROGAL & HOBBS COMPANY

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-15981 (Commission File Number)	54-1194795 (IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On July 19, 2005, J. S. M. French notified the Board of Directors of Hilb Rogal & Hobbs Company (the “Company”) that he is planning to resign as a director of the Company effective September 10, 2005.  The resignation is a result of Mr. French’s desire to reduce his work schedule, both with the Company and with other endeavors, at that time.   Mr. French, 64, has been a director of the Company since 1984.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY

(Registrant)

Dated:  July 22, 2005

By:

/s/ Carolyn Jones

Carolyn Jones

Senior Vice President, Chief Financial Officer

   and Treasurer